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                                                                      Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and Graham R. Smith, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to a shelf registration for pass through certificates in an amount up to $400 million and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, I have hereunto set by hand this  4th  day of
                                                          -----
  January  , 1994.
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                                        /s/ Anthony J.A. Bryan
                                        ------------------------------
                                        Anthony J.A. Bryan


STATE OF      Florida    )
          --------------    ss
COUNTY OF   Palm Beach   )
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     I,   Patricia A. Gmyrek  , a Notary Public in and for the aforesaid State
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and County, DO HEREBY CERTIFY that Anthony J.A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                        /s/ PATRICIA A. GMYREK
                                        ------------------------------
                                        NOTARY PUBLIC